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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 16, 2001


    GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Pooling and
     Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the HarborView Mortgage Loan Trust 2001-1 Mortgage Loan
                  Pass-Through Certificates, Series 2001-1)


                      Greenwich Capital Acceptance, Inc.
                      ----------------------------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-50248               06-1199884
----------------------------     ---------------------    ----------------
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
       of Incorporation)         File Number)             Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                         06830
--------------------------------------------------------------------------
(Address of Principal                                          (ZIP Code)
Executive Offices)

      Registrant's telephone number, including area code: (203) 622-2700

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
         ------   ------------

         Amendment No. 1, dated as of July 1, 2001 (the "Amendment"), to the Pooling and Servicing Agreement, dated as of February 1, 2001, by and among Greenwich Capital Acceptance, Inc., as depositor ("GCA"), Greenwich Capital Financial Products, Inc., as seller ("GCFP"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), was entered into by GCA, GCFP and the Trustee. A copy of the Amendment is attached hereto as Exhibit 99.1. Pursuant to the Amendment, the Class B-1 Certificates are subject to a call option at the time and subject to the terms described therein.












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



         Item 7.  Financial Statements; Pro Forma Financial Information and
         ------   Exhibits.
                  ---------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                      99.1 Amendment No. 1, dated as of July 1, 2001 to the Pooling and Servicing Agreement, dated as of February 1, 2001, by and among GCA, GCFP and the Trustee.







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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENWICH CAPITAL ACCEPTANCE, INC.



                                       By: /s/ Prue Larocca
                                           -------------------------------
                                           Name:  Prue Larocca
                                           Title: Senior Vice President



Dated:  July 31, 2001

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                   Description
-----------                   ------------

99.1 Amendment No. 1, dated as of July 1, 2001, to the Pooling and Servicing Agreement., dated as of February 1, 2001, by and among GCA, GCFP and the Trustee.







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